EXHIBIT 99.1

Integer Appoints James Flanagan and Aaron Kapito to Board of Directors

~ Enters into Cooperation Agreement with Irenic Capital Management ~

PLANO, Texas, March 12, 2026 (GLOBE NEWSWIRE) -- Integer Holdings Corporation (NYSE: ITGR), a leading global medical device contract development and manufacturing organization (CDMO), today announced that James Flanagan has been appointed to the Board of Directors (the “Board”) as an independent director. Additionally, in connection with a cooperation agreement with Irenic Capital Management, LP (together with its affiliates, “Irenic”), Aaron Kapito has also been appointed to the Board.

“The Board looks forward to welcoming James and Aaron as new independent directors and benefiting from their complementary perspectives and skillsets as we continue to oversee execution of Integer’s strategic priorities,” said Pamela G. Bailey, Chair of the Board. “James and Aaron bring considerable financial and governance expertise, as well as experience in risk management and strategic planning. Their insights will be invaluable as Integer advances its strategy to drive sustainable, long-term value creation.”

“We remain focused on executing our strategy to deliver long-term value for our shareholders,” said Payman Khales, President and CEO of Integer. “As a partner of choice to leading medical device companies and emerging innovators, we have built a strong pipeline of innovative products and expect organic sales growth to return to market levels during 2026 and to above-market in 2027.”

“Irenic invested in Integer because we believe the Company is well positioned to capitalize on attractive growth opportunities in key markets and leverage its strong industry relationships,” said Adam Katz, Co-Founder and Chief Investment Officer of Irenic Capital Management. “The appointment of these highly accomplished directors will further enhance Integer’s focus on growth and value creation. We appreciate our collaborative engagement with Integer.”

Consistent with Integer’s Board succession process, two of its existing directors will not stand for re-election at the company’s annual stockholder meeting.

As part of the cooperation agreement between Irenic and Integer, Irenic has agreed to customary standstill, voting, confidentiality and other provisions. The full agreement between Integer and Irenic will be filed as an exhibit to a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”).

About James Flanagan
Mr. Flanagan is the former Chief Operating Officer of PwC from 2014 to 2021, bringing proven diversified, strategic, operational and qualified financial expertise through 39 years of increasing client and management roles. Previously, he also served as PwC’s US Financial Services Practice Leader from 2006 to 2014, and prior to that as the Transaction Services Leader from 2001 to 2006 and Transaction Services Partner from 1994 to 2001. He has served on the Board of Directors at Belami Ecommerce, a subsidiary of SkyX Platforms Corp from 2022 to 2025, while also serving as Audit Committee Chair.

Mr. Flanagan received a B.S. in Accounting from the C.W. Post School of Professional Accountancy at Long Island University.

About Aaron Kapito
Mr. Kapito is a Partner at Politan Capital Management L.P., an investment management firm that he co-founded in 2021. Previously, Mr. Kapito served as a Senior Analyst at Lion Point Capital from 2018 to 2021, a Senior Analyst and founding member of Delonix Capital from 2016 to 2017, and an Associate Portfolio Manager for Elliott Management L.P. from 2011 to 2016. Mr. Kapito currently serves on the boards of Rocky Mountain Steel Mills, a manufacturer of high-performance steel products, and Associated Veterinary Partners, a veterinary clinic platform.

Mr. Kapito received a B.S. in Economics from the Wharton School at the University of Pennsylvania and an M.B.A. from Harvard Business School.

Advisors
Goldman Sachs & Co. LLC is serving as financial advisor to Integer and Davis Polk & Wardwell LLP is serving as legal counsel. Joele Frank, Wilkinson Brimmer Katcher is serving as strategic communications advisor to Integer. Willkie Farr & Gallagher LLP is serving as legal counsel and Longacre Square Partners is serving as strategy and communications advisor to Irenic.

About Integer®
Integer Holdings Corporation (NYSE: ITGR) is one of the largest medical device contract development and manufacturing organizations (CDMOs) in the world, serving the cardio and vascular, neuromodulation, and cardiac rhythm management markets. As a strategic partner of choice, we advance the goals of our medical device customers through industry-leading engineering and manufacturing, with a relentless commitment to quality, service, and innovation. The company's brands include Greatbatch Medical® and Lake Region Medical®. Additional information is available at www.integer.net.

About Irenic Capital Management
Irenic Capital Management, LP is an investment management firm founded by Adam Katz and Andy Dodge. Based in New York City, Irenic works collaboratively with publicly traded companies to ensure operating activities, capital deployment and management incentives are all aligned to create value for the company and its owners. For more information about Irenic, please visit www.irenicmgmt.com.

Contacts

Integer Holdings Corporation
Media Relations:
Misty Tippen
misty.tippen@integer.net
469-536-6702

Kelly Sullivan, Tim Lynch, Thomas Crosson
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449

Investor Relations:
Kristen Stewart
kristen.stewart@integer.net
551-337-3973

Irenic Capital Management
For Media:
Longacre Square Partners
irenic@longacresquare.com

Forward-Looking Statements

Some of the statements contained in this press release and other written and oral statements made from time to time by us and our representatives are not statements of historical or current fact. As such, they are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995. We have based these forward-looking statements on our current expectations, and these statements are subject to known and unknown risks, uncertainties and assumptions. Forward-looking statements include, but are not limited to, statements relating to: our 2026 and 2027 outlooks, including with respect to future organic sales growth; our strategy of advancing our customers’ goals through industry-leading engineering and manufacturing and delivering sustainable, long-term value for our stockholders; and other events, conditions or developments that will or may occur in the future. You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “forecast,” “outlook,” “assume,” “potential” or “continue” or variations or the negative counterparts of these terms or other comparable terminology. These statements are only predictions and are no guarantee of future performance, and investors should not place undue reliance on forward-looking statements as predictive of future results. Actual events or results may differ materially from those stated or implied by these forward-looking statements. In evaluating these statements and our prospects, you should carefully consider the factors set forth below. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary factors and to others contained throughout this press release.

Although it is not possible to create a comprehensive list of all factors that may cause actual results to differ from the results expressed or implied by our forward-looking statements or that may affect our future results, some of these factors and other risks and uncertainties that arise from time to time are described in Item 1A, “Risk Factors” of our Annual Report on Form 10-K and in our other periodic filings with the SEC and include, but are in no way limited to, the following:

  operational risks, such as our dependence upon a limited number of customers; reductions, delays or cancellations in demand from any significant customer or group of customers; pricing pressures and contractual pricing restraints we face from customers; our reliance on third-party suppliers for raw materials, key products and subcomponents; the cost of raw materials, products and subcomponents that are incorporated into our products; trade regulations; changes in order forecasts; our ability to predict and meet the demand for our products; interruptions in our manufacturing operations; uncertainty surrounding macroeconomic and geopolitical factors in the U.S. and globally; our ability to attract, train and retain a sufficient number of qualified associates to maintain and grow our business; the potential for harm to our reputation and competitive advantage caused by quality problems related to our products; our dependence upon our information technology systems and our ability to prevent cyber-attacks and other failures; global climate change and the emphasis on Environmental, Social and Governance matters by various stakeholders; our dependence upon our senior management team and key technical personnel; and consolidation in the healthcare industry both at a competitor and customer level resulting in increased competition and pricing pressure;
  strategic risks, such as the intense competition we face and our ability to successfully market our current or new products; our ability to recover the R&D investments made in the development of new products; our customers in-sourcing or dual sourcing production; our ability to respond to changes in technology; our ability to develop new products and expand into new geographic and product markets; and our ability to successfully identify, make and integrate acquisitions to expand and develop our business in accordance with expectations;
  market, financial and indebtedness risks, such as our ability to accurately forecast future performance based on operating results that often fluctuate; the volatility of our stock price; our failure to meet our publicly announced guidance; the ability of our share repurchase program, including the ASR, to enhance shareholder value; shareholder activism; our significant amount of outstanding indebtedness and our ability to remain in compliance with financial and other covenants under the credit agreement governing our Senior Secured Credit Facilities; economic and credit market uncertainties that could interrupt our access to capital markets, borrowings or financial transactions; the conditional conversion features of our Convertible Notes adversely impacting our liquidity; the conversion of our Convertible Notes diluting ownership interests of existing holders of our common stock; the counterparty risk associated with our capped call transactions; the financial and market risks related to our international sales and operations; our complex international tax profile; and our ability to realize the full value of our intangible assets;
  legal and compliance risks, such as legal proceedings against us; regulatory issues resulting from product complaints, recalls or regulatory audits; the potential of becoming subject to product liability or intellectual property claims; our ability to protect our intellectual property and proprietary rights; our ability to comply with customer-driven policies and third-party standards or certification requirements; our ability to obtain and/or retain necessary licenses from third parties for new technologies; our ability and the cost to comply with environmental regulations; legal and regulatory risks from our international operations; the fact that the healthcare industry is highly regulated and subject to various regulatory changes; and our business being indirectly subject to healthcare industry cost containment measures and third-party coverage and reimbursement policies that could result in reduced sales of our products; and
  other risks and uncertainties that arise from time to time.

Unless otherwise noted, the forward-looking information in this press release is representative as of today only. Except as may be required by law, we assume no obligation to update forward-looking statements in this press release whether to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results, financial conditions or prospects, or otherwise.